J. P. MORGAN SERIES TRUST II

JPMorgan Small Company Portfolio

Supplement dated January 25, 2008
to the Prospectus dated May 1, 2007
and supplemented December 26, 2007

The first paragraph under “The Portfolio Managers” heading on page 6 is hereby deleted in its entirety and replaced by the following:

Christopher T. Blum, Managing Director of JPMIM and a CFA charterholder, is the Chief Investment Officer of the U.S. Behavioral Finance Group. As Chief Investment Officer, he is responsible for the JPMorgan Intrepid strategies and for the behavioral small cap strategies, including the Portfolio. Prior to his present role, Mr. Blum has worked as a portfolio manager for JPMIM or its affiliates since 2001 when he joined the firm. Also a member of, and leading the portfolio management team is Dennis S. Ruhl, Vice President of JPMIM and a CFA charterholder. Mr. Ruhl is the head of the U.S. Behavioral Finance Small Cap Equity Group. He has worked as a portfolio manager for JPMIM or its affiliates since 2001 and has been employed with the firm since 1999.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-STII-108